UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 24, 2020

OncoCyte Corporation

(Exact name of registrant as specified in its charter)

California	001-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Statements in this Current Report on Form 8-K (this “Report”) regarding the transactions described in this Report, including the expected consummation of such transactions and the amount and use of proceeds from the sale of shares described in this Report, are forward-looking statements and these statements involve risks and uncertainties. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in OncoCyte Corporation’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and in other filings that OncoCyte may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, OncoCyte disclaims any intent or obligation to update these forward-looking statements.

References to “OncoCyte,” “we,” “us,” and “our” are references to OncoCyte Corporation.

The information contained in Item 7.01 of this Report and Exhibit 99.1 shall be deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by OncoCyte under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Item 1.01	Entry into a Material Definitive Agreement.

On April 24, 2020, we entered into Subscription Agreements (the “Subscription Agreements”) with selected investors, including our largest shareholder Broadwood Partners, L.P. (“Broadwood”) and certain funds and accounts managed by Pura Vida Investments LLC (“Pura Vida”), in a registered direct offering of up to 4,733,700 shares of our common stock, no par value, at an offering price of $2.27 per share, for an aggregate purchase price of approximately $10.75 million. The price per share was the closing price of our common stock on the NYSE American on April 23, 2020, the last trading day before we and the investors entered into the Subscription Agreements. We will pay no fees or commissions to broker-dealers or any underwriting or finder’s fees, nor will we issue any stock purchase warrants, in connection with the offer and sale of the shares.

The sale of the shares of common stock is expected to close during the week of April 27, 2020, subject to the satisfaction of customary closing conditions. We intend to use the net proceeds from this offering primarily to support our DetermaRx™ and DetermaDx™, and Insight Assays (as described below) development and commercialization efforts, including additional clinical studies to support reimbursement and adoption, to initiate future product development, and for general corporate and working capital purposes. The Insight Assays are two cancer diagnostic tests: an Immuno-Oncology Assay, a multi-gene molecular diagnostic test under development for use in determining the likely effectiveness of immunotherapy in certain cancers, including lung cancer; and a multi-gene, molecular diagnostic test under development that detects specific cancer biomarkers in triple negative breast cancer.

We may also use net proceeds to invest in or acquire businesses or technologies that we believe are complementary to our own, although we have no binding agreements with respect to any acquisitions as of this Report other than our previously disclosed agreement to fully acquire Razor Genomics, Inc. (“Razor”) upon the meeting of certain milestones and contingent considerations to be paid to Razor and Insight Genetics, Inc.

The Subscription Agreements contain the same terms and conditions, including customary representations, warranties and agreements by us, customary conditions to closing, other obligations of the parties, and termination provisions. The representations, warranties and covenants contained in the Subscription Agreements were made only for purposes of those agreements and as of specific dates, were solely for the benefit of the parties to the Subscription Agreements, and may be subject to limitations agreed upon by the contracting parties. The foregoing description of the Subscription Agreements is qualified in its entirety by reference to the full text of the Subscription Agreement, which has been filed as Exhibit 10.1 to this Report and is incorporated herein by reference.

Broadwood and Pura Vida each beneficially own more than 5% of the outstanding shares of our common stock.

The shares of common stock are being offered and sold pursuant to a registration statement on Form S-3 (Registration No. 333-231980) declared effective by the SEC on June 18, 2019, including a prospectus contained in the registration statement, as supplemented by a final prospectus supplement filed with the SEC on April 27, 2020.

A copy of the opinion of Ellenoff Grossman & Schole LLP relating to the validity of the shares of common stock to be issued and sold in the offering is filed as Exhibit 5.1 to this Report and is incorporated herein by reference.

Item 7.01 -	Regulation FD Disclosure

On April 24, 2020, OncoCyte issued the press release furnished as Exhibit 99.1, which, in its entirety, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description
5.1	Opinion of Ellenoff Grossman & Schole LLP*
10.1	Form of Subscription Agreements, dated April 24, 2020, between OncoCyte Corporation and the investors named therein*
99.1	Press release, dated April 24, 2020†

* Filed herewith

† Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: April 27, 2020	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer